UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2018

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 800
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information provided pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 2.02 shall instead be deemed “furnished.”

Pursuant to a request from CONSOB, the Italian securities regulatory authority, CTI BioPharma Corp. (the “Company”) posted a press release to the Company's website on January 31, 2018 providing certain requested financial information for the month ended December 31, 2017 and other information (the “Monthly Italian Press Release”). An English translation of the Monthly Italian Press Release is attached as Exhibit 99.1 and incorporated by reference herein. The financial information contained in the Monthly Italian Press Release was prepared at the instruction of CONSOB pursuant to Section 114, paragraph 5, of the Italian Legislative Decree no. 58/98. In communications with CONSOB about its request that certain estimated and unaudited financial information be disclosed by the Company, the Company advised CONSOB that the information is not otherwise required to be disclosed in the United States by public companies under the U.S. securities laws. The Company further advised CONSOB that any such financial information has not been reviewed or audited by the Company’s independent auditors as such reviews only occur on a quarterly basis in connection with the requirements of quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), which reports are prepared for the first three quarters of the year, and in connection with the annual audit of the Company’s year-end financial statements, which is included in the Company’s annual reports on Form 10-K filed with the SEC. The Company further advised CONSOB that any such financial information could not be prepared in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”), as promulgated by the Financial Accounting Standards Board.

In addition, the financial information contained in the Monthly Italian Press Release does not conform to U.S. GAAP because the Company has not concluded its consideration of authoritative literature and guidelines. Accordingly, the data presented in the information should not be relied on for investment purposes. Moreover, the information may deviate from values as reported in accordance with U.S. GAAP in the Company’s reviewed quarterly financial statements and audited year-end financial statements.

Further, the information contained in the Monthly Italian Press Release may not be consistent with quarterly or annual financial information presented in accordance with U.S. GAAP. This information is being provided solely at the instruction of CONSOB, is not used by management to evaluate the Company’s operating performance and is not presented as or intended to be an alternative to U.S. GAAP financial information. The Company is unable to reconcile this information to the most directly comparable U.S. GAAP financial measures, because no such comparable U.S. GAAP financial measures exist or are available at the time as the Company’s year-end review and audit process has not yet been completed.

Investors are urged to refer to the Company’s financial statements prepared in accordance with U.S. GAAP and the risk factors listed or described from time to time in the Company’s filings with the SEC including, without limitation, the Company’s filings on Forms 10-K, 10-Q, and 8-K.

Item 7.01. Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

On January 31, 2018, the Company posted the Monthly Italian Press Release to the Company's website containing the information requested by CONSOB discussed above. An English translation of the Monthly Italian Press Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description	Location

99.1	English Translation of Press Release of CTI BioPharma Corp., dated January 31, 2018	Furnished herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.
Date: January 31, 2018	By:	/s/ David H. Kirske
David H. Kirske
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Location

99.1	English Translation of Press Release of CTI BioPharma Corp., dated January 31, 2018.	Furnished herewith.